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                                                       Deutsche Asset Management


PreservationPlus Income Fund

Supplement dated August 21, 2001 (Replacing Supplement dated August 9, 2001) to Prospectus dated January 29, 2001

The prospectus is supplemented to reflect a change in the Fund's investment adviser from Bankers Trust Company (`Bankers Trust') to Deutsche Asset Management, Inc. (`DeAM, Inc.') on April 30, 2001. All references in the prospectus to Bankers Trust, in its capacity as investment adviser, have now been changed to reflect DeAM, Inc. as the investment adviser. The change in investment adviser does not involve a change in either the portfolio managers who have primary responsibility for the day-to-day management of the Fund or the fees payable under the investment advisory agreement.

Effective August 9, 2001, the following supplements footnote one to the `Annual Fees and Expenses' table in the `Annual Fund Operating Expenses' section:

The Fund will reduce its advisory fee to 0.10% of its average daily net assets with respect to its assets invested in the Deutsche High Yield Bond Fund, an affiliated mutual fund. The Fund will pay its pro rata share of the operating expenses, including the investment advisory fee, of any mutual fund in which it invests.

Effective August 9, 2001, the following replaces the first paragraph of the `Principal Investments - Fixed Income Securities' section:

Fixed Income Securities. The Fund invests at least 65% of its total assets in fixed income securities rated, at the time of purchase, within the top four long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). The Fund may also invest up to 10% of its assets in high yield debt securities (also known as junk bonds). To gain exposure to high yield debt securities, the Fund may purchase high yield debt securities directly or invest in the Deutsche High Yield Bond Fund, an affiliated mutual fund. If the Fund gains exposure to high yield debt securities by investing directly, the Fund will invest in securities rated in the fifth and sixth long-term rating categories by a nationally recognized statistical rating organization (or, if unrated, are determined by us to be of similar quality). If the Fund gains exposure to the high yield debt securities by investing in the Deutsche High Yield Bond Fund, it will gain greater diversification by holding more securities of varying risks than the Fund could gain buying individual securities. The Deutsche High Yield Bond Fund is permitted to invest in securities of lower credit ratings than the Fund could invest in if it makes direct purchases of high yield debt securities. The Deutsche High Yield Bond Fund is not rated. Additional information about the Deutsche High Yield Bond Fund's investment policies are included in its prospectus.

Effective August 9, 2001, the following replaces the `Management of the Fund - Investment Adviser' section:

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 130 Liberty Street, New York, New York 10006, acts as the Fund's investment adviser. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment adviser, DeAM, Inc. receives a fee of 0.70% of the Fund's average daily net assets with respect to its assets not invested in an affiliated mutual fund. This is the same fee that Bankers Trust, the previous investment adviser to the Fund, received for its services in the last fiscal year. DeAM, Inc. receives a fee of 0.10% of the Fund's average daily net assets with respect to those assets invested in the High Yield Bond Fund.

DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of March 31, 2001 had total assets of approximately $17 billion under management.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.


                                                         A Member of the
                                                         Deutsche Bank Group [/]


              Please Retain This Supplement for Future Reference


BT Investment Funds
SUPP1722 (08/01)
CUSIP: 055922660